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CUSIP NO. 44919 P 300                 13G                    PAGE 11 OF 11 PAGES

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                                                                       EXHIBIT A

                             JOINT FILING STATEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that Amendment No. 1 on Schedule 13G and any amendments thereto to which this exhibit is attached is filed on behalf of each of them.

Date:  February 14, 2006             GENERAL ELECTRIC COMPANY


                                     By:      /s/ Richard Cotton
                                         ---------------------------------------
                                              Authorized Signatory

                                     NATIONAL BROADCASTING COMPANY HOLDING, INC.


                                     By:      /s/ Elizabeth A. Newell
                                         ---------------------------------------
                                              Elizabeth A. Newell
                                              Assistant Secretary


                                     NBC UNIVERSAL, INC.


                                     By:      /s/ Elizabeth A. Newell
                                         ---------------------------------------
                                              Elizabeth A. Newell
                                              Assistant Secretary


                                     NBCU ACQUISITION SUB, INC.


                                     By:      /s/ Elizabeth A. Newell
                                         ---------------------------------------
                                              Elizabeth A. Newell
                                              Assistant Secretary


                                     UNIVERSAL STUDIOS, INC.


                                     By:      /s/ Elizabeth A. Newell
                                         ---------------------------------------
                                              Elizabeth A. Newell
                                              Assistant Secretary